Hawaiian Tax- Free Trust

Supplement dated as of June 5, 2024

to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information

dated July 27, 2023

The Board of Trustees of Hawaiian Tax-Free Trust (the “Fund”) and the Asset Management Group of Bank of Hawaii, the Fund’s investment adviser (the “Adviser”), have been informed by Aquila Investment Management LLC and Aquila Distributors LLC (the “Aquila Entities”) that the Aquila Entities intend to discontinue providing administrative/business management and distribution services to the Fund in the third quarter of 2024.

The Asset Management Group of Bank of Hawaii remains committed to serving as the Fund’s investment adviser and pursuing the Fund’s investment objective: to provide shareholders with as high a level of current income exempt from Hawaii state and regular Federal income taxes as is consistent with preservation of capital.  The Fund is working diligently to engage a new administrator and distributor to replace the Aquila Entities. Transition of those services to successor providers is expected to occur in the third quarter of 2024.  The Aquila Entities continue to provide administrative and distribution services to the Fund and are working with the Fund and the Adviser to provide a smooth transition to successor service providers.

Please retain this supplement for future reference.

AQL-HIPSR-0624